EXHIBIT (N)(III) UNDER N-1A
                                                   EXHIBIT 99 UNDER 601/REG. S-K



                              MULTIPLE CLASS PLAN


                  This  Multiple  Class  Plan  (this  "Plan")  is adopted by the investment companies (the "Multiple Class Companies") identified in exhibits hereto (the "Class Exhibits") as offering separate classes of shares ("Classes").

      1.    PURPOSE

            This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Multiple Class Companies and any series thereof (collectively the "Funds") of more than one Class of shares in reliance on the Rule. In documenting the exchange features for each Class, this plan describes the arrangements whereby shares of Funds may be exchanged for or from certain other investment companies which are not part of this Plan. In documenting the separate arrangement for distribution of each Class, this Plan also sets forth the schedules for variations in sales loads and contingent deferred sales charges required by Rules 22d-1 and 6c-10, respectively.

       2.   SEPARATE ARRANGEMENTS/CLASS DIFFERENCES

            The arrangements for shareholders services or the distribution of shares, or both, for each Class shall be set forth in the applicable Class Exhibit hereto.

      3.    EXPENSE ALLOCATIONS

            Each Class shall be allocated those shareholder service fees and fees and expenses payable under a Rule 12b-1 Plan specified in the Class Exhibit. In addition the following expenses may be specifically allocated to each Class to the extent that the Fund's officers determine that such expenses are actually incurred in a different amount by that Class, or that the Class receives services of a different kind or to a different degree than other Classes:

            (a)   transfer agent fees;

            (b)   printing   and  postage  expenses  related  to  preparing  and
                  distributing    materials   such   as   shareholder   reports,
                  prospectuses, and proxies to current shareholders;

            (c)   blue sky registration fees;

            (d)   SEC registration fees;

            (e) the expense of administrative personnel and services as required to support the shareholders;

            (f) litigation or other legal expenses relating solely to one Class; or

            (g) other expenses incurred on behalf of the Class or for events or activities pertaining exclusively to the Class.

      4.    CONVERSION AND EXCHANGE FEATURES

            The conversion and exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

      5.    AMENDMENT

            Any material amendment of this Plan or any Class Exhibit hereto by any Multiple Class Company is subject to the approval of a majority of the directors/trustees of the applicable Multiple Class Company and a majority of the directors/trustees of the Multiple Class Company who are not interested persons of the Multiple Class Company, pursuant to the Rule.

                          CLASS A SHARES EXHIBIT

                                    TO

                           MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

FEES AND EXPENSES       MAXIMUM AMOUNT ALLOCATED CLASS A SHARES

SALES LOAD              Up to 5.5% of the public offering price

CONTINGENT DEFERRED

SALES CHARGE ("CDSC")   0.00%

SHAREHOLDER SERVICE FEE Up to 25 basis points (0.25%) of the average daily net asset value

12B-1 FEE               As set forth in the attached Schedule

REDEMPTION FEE          As set forth in the attached Schedule

OTHER EXPENSES          Itemized expenses incurred by the Fund with respect to
                        holders of Class A Shares as described in Section 3 of the Plan



2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:      None

EXCHANGE PRIVILEGE:     Class A Shares may be exchanged for Class A Shares of
                        any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)   BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:


      PURCHASE AMOUNT                     SALES LOAD AS A PERCENTAGE OF

                                          PUBLIC OFFERING PRICE

      Less than $50,000                   5.50%

      $50,000 but less than $100,000      4.50%

      $100,000 but less than $250,000     3.75%

      $250,000 but less than $500,000     2.50%

      $500,000 but less than $1 million   2.00%

      $1 million or greater               0.00%



(B)    FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the

Schedule to this Exhibit is as follows:


      PURCHASE AMOUNT                     SALES CHARGE AS A PERCENTAGE OF

                                          PUBLIC OFFERING PRICE

      Less than $100,000                  4.50%

      $100,000 but less than $250,000     3.75%

      $250,000 but less than $500,000     2.50%

      $500,000 but less than $1 million   2.00%

      $1 million or greater               0.00%



(C)    MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the

Schedule to this Exhibit is as follows:


      PURCHASE AMOUNT                     SALES CHARGE AS A PERCENTAGE OF

                                          PUBLIC OFFERING PRICE

      Less than $1 million                1.00%

      $1 million or greater               0.00%



(D)   MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

     PURCHASE AMOUNT                      SALES CHARGE AS A PERCENTAGE OF

                                          PUBLIC OFFERING PRICE

     All purchases                        0.00%



(E)   ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

      PURCHASE AMOUNT                     SALES CHARGE AS A PERCENTAGE OF

                                          PUBLIC OFFERING PRICE

      Less than $50,000                   2.00%

      $50,000 but less than $100,000      1.75%

      $100,000 but less than $250,000     1.50%

      $250,000 +                          0.00%



 (F)   MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD SCHEDULE

       PURCHASE AMOUNT                    SALES CHARGE AS A PERCENTAGE OF

                                          PUBLIC OFFERING PRICE

       Less than $50,000                  3.00%

       $50,000 but less than $100,000     2.50%

       $100,000 but less than $250,000    2.00%

       $250,000 but less than $500,000    1.50%

       $500,000 but less than $1 million  1.00%

       $1 million or greater              0.00%


 (G)"LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A

Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event,

notwithstanding anything to the contrary in the Plan or this Exhibit, such Class

A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of

(x) the purchase price of the Class A Shares or (y) the redemption price of the

Class A Shares. Any contingent deferred sales charge received upon redemption of

Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.


(H)REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:


      {circle}Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class K Shares, made or held by (or on behalf of) the investor, the investor's spouse, and the investor's children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and

      {circle}Letters of intent to purchase a certain amount of Class A
         Shares within a thirteen month period.

 (I)   WAIVER OF SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class A Shares made:


      *  within 120 days of redeeming shares of an equal or greater amount;

      * through a financial intermediary that did not receive a dealer reallowance on the purchase;

      *  with reinvested dividends or capital gains;

            {circle}by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

      * by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);

      * by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

      *  pursuant to the exchange privilege.



(J)    WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

      {circle}Following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

      {circle}representing minimum required distributions from an Individual
         Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

      {circle}of Shares that were reinvested within 120 days of a previous redemption;

      {circle}of Shares held by the by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

      {circle}of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

      {circle}of Shares purchased with reinvested dividends or capital gains;

      {circle}imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

      {circle}of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

4. SPECIAL OFFER PROGRAM

   [NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]

   During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange

5. REDEMPTION FEE

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code.

                               SCHEDULE OF FUNDS

                            OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1. CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

MULTIPLE CLASS COMPANY                    12B-1 REDEMPTION
Series                                    FEE   FEE

FEDERATED AMERICAN LEADERS FUND, INC.     None  None

FEDERATED EQUITY FUNDS
Federated Capital Appreciation Fund       0.25% None
Federated InterContinental Fund           0.25% 2% on shares redeemed or exchanged within 30 days of purchase
Federated Kaufmann Fund                   0.25% None
FEDERATED KAUFMANN LARGE CAP FUND         0.25% NONE
Federated Kaufmann Small Cap Fund         0.25% None
Federated Market Opportunity Fund         0.25% None
Federated Mid-Cap Growth Strategies Fund  None  None
Federated Strategic Value Fund            0.25% None
Federated Technology Fund                 0.25% None

FEDERATED EQUITY INCOME FUND, INC.        0.50% None

FEDERATED INCOME SECURITIES TRUST
Federated Capital Income Fund             None  None
Federated Muni and Stock Advantage Fund   0.25% None
Federated Real Return Bond Fund           0.25% None
Federated Stock and California Muni Fund  0.25% None

FEDERATED INTERNATIONAL SERIES, INC.
Federated International Equity Fund       None  2% on shares redeemed or exchanged within 30 days of purchase

FEDERATED MDT SERIES
Federated MDT All Cap Core Fund           0.25% None
Federated MDT Balanced Fund               0.25% None
Federated MDT Large Cap Growth Fund       0.25% None
Federated MDT Mid Cap Growth Fund         0.25% None
Federated MDT Small Cap Core Fund         0.25% None
Federated MDT Small Cap Growth Fund       0.25% None
Federated MDT Small Cap Value Fund        0.25% None
Federated MDT Tax Aware/All Cap Core Fund 0.25% None

FEDERATED MANAGED ALLOCATION PORTFOLIOS
Federated Balanced Allocation Fund        0.25% None
Federated Target ETF Fund 2015            0.25% None
Federated Target ETF Fund 2025            0.25% None
Federated Target ETF Fund 2035            0.25% None

FEDERATED STOCK AND BOND FUND, INC.       None  None


FEDERATED WORLD INVESTMENT SERIES, INC.
Federated International Capital Appreciation Fund 0.25% 2% on shares redeemed or exchanged within 30 days of purchase
Federated International Small Company Fund        0.25% 2% on shares redeemed or exchanged within 30 days of purchase
Federated International Value Fund                0.25% 2% on shares redeemed or exchanged within 30 days of purchase

2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

MULTIPLE CLASS COMPANY                         12B-1 REDEMPTION
Series                                         FEE   FEE

FEDERATED FIXED INCOME SECURITIES, INC.
Federated Strategic Income Fund                None  None

FEDERATED GOVERNMENT INCOME SECURITIES, INC.   0.25% None

FEDERATED HIGH INCOME BOND FUND, INC.          None  2% on shares redeemed or exchanged within 90 days of purchase

FEDERATED INCOME SECURITIES TRUST
Federated Fund for U.S. Government Securities  None  None

FEDERATED INTERNATIONAL SERIES, INC.
Federated International Bond Fund              0.25% None

FEDERATED INVESTMENT SERIES FUNDS, INC.
Federated Bond Fund                            0.25% None

FEDERATED MUNICIPAL SECURITIES FUND, INC.      None  None

FEDERATED MUNICIPAL SECURITIES INCOME TRUST
Federated California Municipal Income Fund     0.25% None
Federated Municipal High Yield Advantage Fund  0.25% None
Federated New York Municipal Income Fund       0.25% None
Federated North Carolina Municipal Income Fund 0.25% None
Federated Pennsylvania Municipal Income Fund   0.40% None

FEDERATED TOTAL RETURN SERIES, INC.
Federated Total Return Bond Fund               0.25% None

FEDERATED WORLD INVESTMENT SERIES, INC.
Federated International High Income Fund       0.25% None

3.  CLASS A SHARES SUBJECT TO THE MODIFIED FIXED INCOME SALES LOAD SCHEDULE

-------------------------------------------------------
|MULTIPLE CLASS COMPANY              |12B-1|REDEMPTION|
|Series                              |FEE  |FEE       |
-------------------------------------------------------
|                                    |     |          |
-------------------------------------------------------
|FEDERATED INCOME SECURITIES TRUST   |     |          |
-------------------------------------------------------
|Federated Short-Term Income Fund    |0.50%|None      |
-------------------------------------------------------
|                                    |     |          |
-------------------------------------------------------
|FEDERATED SHORT-TERM MUNICIPAL TRUST|0.25%|None      |
-------------------------------------------------------


4. CLASS A SHARES SUBJECT TO THE MONEY MARKET LOAD SCHEDULE

-------------------------------------------------------------
|MULTIPLE CLASS COMPANY                    |12B-1|REDEMPTION|
|Series                                    |FEE  |FEE       |
-------------------------------------------------------------
|                                          |     |          |
-------------------------------------------------------------
|MONEY MARKET OBLIGATIONS TRUST            |     |          |
-------------------------------------------------------------
|Liberty U.S. Government Money Market Trust|None |None      |
-------------------------------------------------------------
e


5. CLASS A SHARES SUBJECT TO THE ULTRASHORT BOND LOAD SCHEDULE

----------------------------------------------------------------
|MULTIPLE CLASS COMPANY                       |12B-1|REDEMPTION|
|Series                                       |FEE  |FEE       |
----------------------------------------------------------------
|                                             |     |          |
----------------------------------------------------------------
|FEDERATED FIXED INCOME SECURITIES, INC.      |     |          |
----------------------------------------------------------------
|Federated Municipal Ultrashort Fund          |0.25%|None      |
----------------------------------------------------------------
|                                             |     |          |
----------------------------------------------------------------
|FEDERATED INSTITUTIONAL TRUST                |     |          |
----------------------------------------------------------------
|Federated Government Ultrashort Duration Fund|0.25%|None      |
----------------------------------------------------------------
|                                             |     |          |
----------------------------------------------------------------
|FEDERATED TOTAL RETURN SERIES, INC.          |     |          |
----------------------------------------------------------------
|Federated Ultrashort Bond Fund               |0.30%|None      |
----------------------------------------------------------------


6. CLASS A SHARES SUBJECT TO THE MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD SCHEDULE

------------------------------------------------------------------
|MULTIPLE CLASS COMPANY                         |12B-1|REDEMPTION|
|Series                                         |FEE  |FEE       |
------------------------------------------------------------------
|                                               |     |          |
------------------------------------------------------------------
|FEDERATED MUNICIPAL SECURITIES INCOME TRUST    |     |          |
------------------------------------------------------------------
|Federated Michigan Intermediate Municipal Trust|None |None      |
------------------------------------------------------------------


7.  CLASS A SHARES NOT PARTICIPATING IN THE LARGE TICKET PURCHASE PROGRAM

MULTIPLE CLASS COMPANY                  Series
FEDERATED FIXED INCOME SECURITIES, INC. Federated Municipal Ultrashort Fund
FEDERATED INSTITUTIONAL TRUST           Federated Government Ultrashort Duration Fund
FEDERATED TOTAL RETURN SERIES, INC.     Federated Ultrashort Bond Fund

                             CLASS B SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and the provision of shareholder services, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class B Shares, shareholder service fee sand fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

FEES AND EXPENSES           MAXIMUM AMOUNT ALLOCATED CLASS B SHARES
SALES LOAD                  None
CONTINGENT DEFERRED SALES   Up to 5.5% of the share price at the time of purchase or redemption, whichever is lower
CHARGE ("CDSC")
SHAREHOLDER SERVICE FEE     Up to 25 basis points (0.25%) of the average daily net asset value
12B-1 FEE                   Up to 75 basis points (0.75%) of the average daily net asset value
REDEMPTION FEE              As set forth in the attached Schedule
OTHER EXPENSES              Itemized expenses incurred by the Fund with respect to holders of Class B Shares as described in Section
                            3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares on or about the last day of the following month
EXCHANGE PRIVILEGE: Class B Shares may be exchanged for Class B Shares of any other Fund.

In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

   (A)BASIC CDSC SCHEDULE

--------------------------------------------------
|SHARES HELD UP TO: TO:|HAVE A CDSC OF:          |
--------------------------------------------------
|        1 year        |         5.50 %          |
--------------------------------------------------
|       2 years        |         4.75 %          |
--------------------------------------------------
|       3 years        |         4.00 %          |
--------------------------------------------------
|       4 years        |         3.00 %          |
--------------------------------------------------
|       5 years        |         2.00 %          |
--------------------------------------------------
|       6 years        |         1.00 %          |
--------------------------------------------------
|       7 years        |         0.00 %          |
--------------------------------------------------
|       8 years        |Convert to Class A Shares|
--------------------------------------------------



   (B)WAIVER OF CDSC

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:





      * following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

      * representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

      * of Shares that were reinvested within 120 days of a previous redemption;

      * of Shares held by the Directors, Trustees, employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

      * of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;

      * of shares purchased with reinvested dividends or capital gains;

      * imposed by the Fund when it closes an account for not meeting minimum balance requirements; and

      * of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

   (C) SYSTEMATIC WITHDRAWAL PROGRAM

   Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.





4. REDEMPTION FEE

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code

   (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the

   Code; and (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code.

                               SCHEDULE OF FUNDS

                            OFFERING CLASS B SHARES



The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

MULTIPLE CLASS COMPANY                        12B-1 FEE                        REDEMPTION FEE
Series

FEDERATED AMERICAN LEADERS FUND, INC.           0.75%                               None

FEDERATED EQUITY FUNDS:
Federated InterContinental Fund                 0.75%   2% on shares redeemed or exchanged within 30 days of purchase
(formerly Federated Atlas Fund)
Federated Capital Appreciation Fund             0.75%                               None
Federated Kaufmann Fund                         0.75%                               None
Federated Kaufmann Small Cap Fund               0.75%                               None
Federated Market Opportunity Fund               0.75%                               None
Federated Mid-Cap Growth Strategies Fund        0.75%                               None
Federated Technology Fund                       0.75%                               None

FEDERATED EQUITY INCOME FUND, INC.              0.75%                               None

FEDERATED FIXED INCOME SECURITIES, INC.:
Federated Strategic Income Fund                 0.75%                               None

FEDERATED GOVERNMENT INCOME SECURITIES, INC.    0.75%                               None

FEDERATED HIGH INCOME BOND FUND, INC.           0.75%   2% on shares redeemed or exchanged within 90 days of purchase

FEDERATED INCOME SECURITIES TRUST:
Federated Capital Income Fund                   0.75%                               None
Federated Fund for U.S. Government Securities   0.75%                               None
Federated Muni and Stock Advantage Fund         0.75%                               None

FEDERATED INTERNATIONAL SERIES, INC.:
Federated International Bond Fund               0.75%                               None
Federated International Equity Fund             0.75%   2% on shares redeemed or exchanged within 30 days of purchase

FEDERATED INVESTMENT SERIES FUNDS, INC.:
Federated Bond Fund                             0.75%                               None


MULTIPLE CLASS COMPANY                            12b-1 Fee                        Redemption Fee
SERIES

FEDERATED MANAGED ALLOCATION PORTFOLIOS:
Federated Balanced Allocation Fund                  0.75%                               None

FEDERATED MDT SERIES:
Federated MDT Large Cap Growth Fund                 0.75%                               None

FEDERATED MUNICIPAL SECURITIES FUND, INC.           0.75%                               None

FEDERATED MUNICIPAL SECURITIES INCOME TRUST:
Federated California Municipal Income Fund          0.75%                               None
Federated Municipal High Yield Advantage Fund       0.75%                               None
Federated New York Municipal Income Fund            0.75%                               None
Federated Pennsylvania Municipal Income Fund        0.75%                               None

FEDERATED STOCK AND BOND FUND, INC.                 0.75%                               None

FEDERATED TOTAL RETURN SERIES, INC.:
Federated Total Return Bond Fund                    0.75%                               None

FEDERATED WORLD INVESTMENT SERIES, INC.:
Federated International Capital Appreciation Fund   0.75%   2% on shares redeemed or exchanged within 30 days of purchase
Federated International High Income Fund            0.75%                               None
Federated International Small Company Fund          0.75%   2% on shares redeemed or exchanged within 30 days of purchase
Federated International Value Fund                  0.75%   2% on shares redeemed or exchanged within 30 days of purchase
MONEY MARKET OBLIGATIONS TRUST:
Liberty U.S. Government Money Market Trust          0.75%                               None

                             CLASS C SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

FEES AND EXPENSES   MAXIMUM AMOUNT ALLOCATED CLASS C SHARES
CONTINGENT DEFERRED 1.00% of the share price at the time of purchase or redemption, whichever is lower if redeemed within twelve
SALES CHARGE        months following purchase
("CDSC")
SHAREHOLDER SERVICE Up to 25 basis points (0.25%) of the average daily net asset value
FEE
12B-1 FEE           As set forth in the attached Schedule
REDEMPTION FEE      As set forth in the attached Schedule
OTHER EXPENSES      Itemized expenses incurred by the Fund with respect to holders of Class C Shares as described in Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:   None

EXCHANGE PRIVILEGES: Class C Shares may be exchanged for Class C Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

   (A) WAIVER OF CDSC

   Contingent upon notification of the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:


* following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;

* representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

   *  of Shares that were reinvested within 120 days of a previous redemption;

   * of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

   * of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

   *  of Shares purchased with reinvested dividends or capital gains;

   * imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

   * of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

4. REDEMPTION FEE

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code.

                               SCHEDULE OF FUNDS

                            OFFERING CLASS C SHARES



The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

MULTIPLE CLASS COMPANY                        12B-1 FEE                        REDEMPTION FEE
Series
FEDERATED AMERICAN LEADERS FUND, INC.           0.75%                               None

FEDERATED EQUITY FUNDS:
Federated Capital Appreciation Fund             0.75%                               None
Federated InterContinental Fund                 0.75%   2% on shares redeemed or exchanged within 30 days of purchase
Federated Kaufmann Fund                         0.75%                               None
FEDERATED KAUFMANN LARGE CAP FUND               0.75%                               NONE
Federated Kaufmann Small Cap Fund               0.75%                               None
Federated Market Opportunity Fund               0.75%                               None
Federated Mid Cap Growth Strategies Fund        0.75%                               None
Federated Strategic Value Fund                  0.75%                               None
Federated Technology Fund                       0.75%                               None

FEDERATED EQUITY INCOME FUND, INC.              0.75%                               None

FEDERATED FIXED INCOME SECURITIES, INC.:
Federated Strategic Income Fund                 0.75%                               None

FEDERATED GOVERNMENT INCOME SECURITIES, INC.    0.75%                               None

FEDERATED HIGH INCOME BOND FUND, INC.           0.75%   2% on shares redeemed or exchanged within 90 days of purchase

FEDERATED INCOME SECURITIES TRUST:
Federated Capital Income Fund                   0.75%                               None
Federated Fund for U.S. Government Securities   0.75%                               None
Federated Muni and Stock Advantage Fund         0.75%                               None
Federated Real Return Bond Fund                 0.75%                               None
Federated Stock and California Muni Fund        0.75%                               None

FEDERATED INDEX TRUST
Federated Max-Cap Index Fund                    0.75%                               None
Federated Mini-Cap Index Fund                   0.75%                               None


MULTIPLE CLASS COMPANY                            12B-1 FEE                        REDEMPTION FEE
Series

FEDERATED INTERNATIONAL SERIES, INC.:
Federated International Bond Fund                   0.75%                               None
Federated International Equity Fund                 0.75%   2% on shares redeemed or exchanged within 30 days of purchase

FEDERATED INVESTMENT SERIES FUNDS, INC.:
Federated Bond Fund                                 0.75%                               None

FEDERATED MANAGED ALLOCATION PORTFOLIOS:
Federated Balanced Allocation Fund                  0.75%                               None

FEDERATED MDT SERIES:
Federated MDT All Cap Core Fund                     0.75%                               None
Federated MDT Balanced Fund                         0.75%                               None
Federated MDT Large Cap Growth Fund                 0.75%                               None
Federated MDT Mid Cap Growth Fund                   0.75%                               None
Federated MDT Small Cap Core Fund                   0.75%                               None
Federated MDT Small Cap Growth Fund                 0.75%                               None
Federated MDT Small Cap Value Fund                  0.75%                               None
Federated MDT Tax Aware/All Cap Core Fund           0.75%                               None

FEDERATED MUNICIPAL SECURITIES FUND, INC.           0.75%                               None

FEDERATED MUNICIPAL SECURITIES INCOME TRUST:
Federated Municipal High Yield Advantage Fund       0.75%                               None

FEDERATED STOCK AND BOND FUND, INC.                 0.75%                               None

FEDERATED TOTAL RETURN SERIES, INC.:
Federated Total Return Bond Fund                    0.75%                               None

FEDERATED WORLD INVESTMENT SERIES, INC.:
Federated International Capital Appreciation Fund   0.75%   2% on shares redeemed or exchanged within 30 days of purchase
Federated International High Income Fund            0.75%                               None
Federated International Small Company Fund          0.75%   2% on shares redeemed or exchanged within 30 days of purchase
Federated International Value Fund                  0.75%   2% on shares redeemed or exchanged within 30 days of purchase
MONEY MARKET OBLIGATIONS TRUST:
Liberty U.S. Government Money Market Trust          0.75%                               None

                            CLASS F SHARES* EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load ("dealer reallowance"). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales. In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis. In connection with this basic arrangement Class F Shares will bear the following fees and expenses:

FEES AND EXPENSES       MAXIMUM AMOUNT ALLOCATED CLASS F SHARES

SALES LOAD              Up to 100 basis points (1.00%) of the public offering
                        price

CONTINGENT DEFERRED

SALES CHARGE ("CDSC")   Up to 100 basis points (1.00%) of the share price at the
                        time of original purchase or redemption, whichever is lower

SHAREHOLDER SERVICE FEE Up to 25 basis points (0.25%) of the average daily net asset value

12B-1 FEE               As set forth in the attached Schedule

OTHER EXPENSES          Itemized expenses incurred by the Fund with respect to
                        holders of Class F Shares as described in Section 3 of the Plan



2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS: None

EXCHANGE PRIVILEGES:Class F Shares may be exchanged for Class F Shares of any other Fund.



In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated as a redemption and purchase.

3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

   (A)BASIC SALES LOAD SCHEDULE *

                      SALES CHARGE AS PERCENTAGE OF OFFERING PRICE SALES CHARGE AS A PERCENTAGE OF NAV
PURCHASE AMOUNT:
Less than $1 million  1.00%                                        1.01%
$1 million or greater 0.00%                                        0.00%

   * Applies to all Funds indicated on the attached Schedule, except Federated Limited Term Municipal Fund, which has no initial sales load.

   (B)CDSC SCHEDULE

   Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:

                                                    CONTINGENT DEFERRED SALES CHARGE:
PURCHASE AMOUNT:                    SHARES HELD:
Under $2 million                    4 years or less 1.00%
$2 million but less than $5 million 2 years or less 0.50%
$ 5 million or greater              1 year or less  0.25%


   (C)REDUCING OR ELIMINATING THE SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:





      * Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class K Shares, made or held by (or on behalf of) the investor, the investor's spouse, and the investor's children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers
      (BINs); and

      * Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

    (D)     WAIVER OF SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

*        within 120 days of redeeming Shares of an equal or greater amount;

* through a financial intermediary that did not receive a dealer reallowance on the purchase;

            {circle}by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;



      *  with reinvested dividends or capital gains;

* by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

*        pursuant to the exchange privilege.

 (E)WAIVER OF CDSC

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

* (Class F Shares of Federated Capital Income Fund Only) as a shareholder who owned Shares on September 30, 1989;

* following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;

* representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

* of Shares purchased within 120 days of a previous redemption of an equal or lesser amount;

   * of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

   * of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase ;

   *  of Shares purchased with reinvested dividends or capital gains;

      {circle}imposed by the Fund when it closes an account for not meeting the minimum balance requirements;

   * of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period; and

   * representing a total or partial distribution from a qualified plan, which would not include account transfers, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.

                               SCHEDULE OF FUNDS

                            OFFERING CLASS F SHARES



The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE



---------------------------------------------------------
|MULTIPLE CLASS COMPANY                       |12B-1 FEE|
|  Series                                     |         |
---------------------------------------------------------
|FEDERATED AMERICAN LEADERS FUND, INC.        |  None   |
---------------------------------------------------------
|                                             |         |
---------------------------------------------------------
|FEDERATED EQUITY INCOME FUND, INC            |  0.25%  |
---------------------------------------------------------
|                                             |         |
---------------------------------------------------------
|FEDERATED FIXED INCOME SECURITIES, INC.:     |         |
|Federated Strategic Income Fund              |  0.50%  |
---------------------------------------------------------
|                                             |         |
---------------------------------------------------------
|FEDERATED GOVERNMENT INCOME SECURITIES, INC. |  None   |
---------------------------------------------------------
|                                             |         |
---------------------------------------------------------
|FEDERATED INCOME SECURITIES TRUST:           |         |
|Federated Capital Income Fund                |  0.25%  |
|FEDERATED MUNI AND STOCK ADVANTAGE FUND      |  NONE   |
---------------------------------------------------------
|                                             |         |
---------------------------------------------------------
|FEDERATED INVESTMENT SERIES FUNDS, INC.:     |         |
|Federated Bond Fund                          |  None   |
---------------------------------------------------------
|                                             |         |
---------------------------------------------------------
|FEDERATED MUNICIPAL SECURITIES FUND, INC.    |  NONE   |
---------------------------------------------------------
|                                             |         |
---------------------------------------------------------
|FEDERATED MUNICIPAL SECURITIES INCOME TRUST: |         |
|Federated Municipal High Yield Advantage Fund|  0.25%  |
|Federated Ohio Municipal Income Fund         |  0.40%  |
---------------------------------------------------------
|                                             |         |
---------------------------------------------------------
|FEDERATED WORLD INVESTMENT SERIES, INC.:     |         |
|FEDERATED INTERNATIONAL HIGH INCOME FUND     |  NONE   |
---------------------------------------------------------
|                                             |         |
---------------------------------------------------------
|MONEY MARKET OBLIGATIONS TRUST:              |         |
|Liberty U.S. Government Money Market Trust   |  None   |
---------------------------------------------------------

                          INSTITUTIONAL SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Shares will bear the following fees and expenses:

FEES AND EXPENSES    MAXIMUM AMOUNT ALLOCATED INSTITUTIONAL SHARES

SALES LOAD           None

CONTINGENT DEFERRED

SALES CHARGE ("CDSC")None

SHAREHOLDER SERVICE FEEUp to 25 basis points (0.25%) of the average daily net asset value

12B-1 FEE            As set forth in the attached Schedule

OTHER EXPENSES       Itemized expenses incurred by the Fund with respect to
                     holders of Institutional Shares as described in Section 3 of the Plan



2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:   None

EXCHANGE PRIVILEGE:  Institutional Shares may be exchanged for Institutional
                     Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S. Government Money Market Trust and Class K Shares.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                               SCHEDULE OF FUNDS

                         OFFERING INSTITUTIONAL SHARES



The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

------------------------------------------------------------
|MULTIPLE CLASS COMPANY                          |12B-1 FEE|
|Series                                          |         |
------------------------------------------------------------
|                                                |         |
------------------------------------------------------------
|FEDERATED ADJUSTABLE RATE SECURITIES FUND       |  None   |
------------------------------------------------------------
|                                                |         |
------------------------------------------------------------
|FEDERATED EQUITY FUNDS:                         |         |
------------------------------------------------------------
|Federated Capital Appreciation Fund             |  None   |
------------------------------------------------------------
|Federated InterContinental Fund                 |  None   |
------------------------------------------------------------
|FEDERATED KAUFMANN LARGE CAP FUND               |  NONE   |
------------------------------------------------------------
|Federated Market Opportunity Fund               |  None   |
------------------------------------------------------------
|Federated Strategic Value Fund                  |  None   |
------------------------------------------------------------
|                                                |         |
------------------------------------------------------------
|FEDERATED FIXED INCOME SECURITIES, INC.:        |         |
------------------------------------------------------------
|Federated Strategic Income Fund                 |  None   |
------------------------------------------------------------
|Federated Municipal Ultrashort Fund             |  None   |
------------------------------------------------------------
|                                                |         |
------------------------------------------------------------
|FEDERATED GNMA TRUST                            |  None   |
------------------------------------------------------------
|                                                |         |
------------------------------------------------------------
|FEDERATED INCOME SECURITIES TRUST:              |         |
------------------------------------------------------------
|Federated Intermediate Corporate Bond Fund      |  None   |
------------------------------------------------------------
|Federated Real Return Bond Fund                 |  None   |
------------------------------------------------------------
|Federated Short-Term Income Fund                |  None   |
------------------------------------------------------------
|                                                |         |
------------------------------------------------------------
|FEDERATED INCOME TRUST                          |  None   |
------------------------------------------------------------
|                                                |         |
------------------------------------------------------------
|FEDERATED INDEX TRUST:                          |         |
------------------------------------------------------------
|Federated Max-Cap Index Fund                    |  None   |
------------------------------------------------------------
|Federated Mini-Cap Index Fund                   |  None   |
------------------------------------------------------------
|                                                |         |
------------------------------------------------------------
|FEDERATED INSTITUTIONAL TRUST:                  |         |
------------------------------------------------------------
|Federated Government Ultrashort Duration Fund   |  None   |
------------------------------------------------------------
|Federated Intermediate Government/Corporate Fund|  None   |
------------------------------------------------------------
|                                                |         |
------------------------------------------------------------
|FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.    |  None   |
------------------------------------------------------------
|                                                |         |
------------------------------------------------------------
|FEDERATED INVESTMENT SERIES FUND, INC.          |         |
------------------------------------------------------------
|Federated Bond Fund                             |  None   |
------------------------------------------------------------
|                                                |         |
------------------------------------------------------------

-----------------------------------------------------------------
|MULTIPLE CLASS COMPANY                               |12B-1 FEE|
|Series                                               |         |
-----------------------------------------------------------------
|                                                     |         |
-----------------------------------------------------------------
|FEDERATED MANAGED ALLOCATION PORTFOLIOS:             |         |
-----------------------------------------------------------------
|Federated Conservative Allocation Fund               |  None   |
-----------------------------------------------------------------
|Federated Growth Allocation Fund                     |  None   |
-----------------------------------------------------------------
|Federated Moderate Allocation Fund                   |  None   |
-----------------------------------------------------------------
|Federated Target ETF Fund 2015                       |  None   |
-----------------------------------------------------------------
|Federated Target ETF Fund 2025                       |  None   |
-----------------------------------------------------------------
|Federated Target ETF Fund 2035                       |  None   |
-----------------------------------------------------------------
|                                                     |         |
-----------------------------------------------------------------
|FEDERATED MDT SERIES:                                |         |
-----------------------------------------------------------------
|Federated MDT All Cap Core Fund                      |  None   |
-----------------------------------------------------------------
|Federated MDT Balanced Fund                          |  None   |
-----------------------------------------------------------------
|Federated MDT Large Cap Growth Fund                  |  None   |
-----------------------------------------------------------------
|Federated MDT Mid Cap Growth Fund                    |  None   |
-----------------------------------------------------------------
|Federated MDT Small Cap Core Fund                    |  None   |
-----------------------------------------------------------------
|Federated MDT Small Cap Growth Fund                  |  None   |
-----------------------------------------------------------------
|Federated MDT Small Cap Value Fund                   |  None   |
-----------------------------------------------------------------
|Federated MDT Tax Aware/All Cap Core Fund            |  None   |
-----------------------------------------------------------------
|                                                     |         |
-----------------------------------------------------------------
|FEDERATED SHORT-TERM MUNICIPAL TRUST                 |  None   |
-----------------------------------------------------------------
|                                                     |         |
-----------------------------------------------------------------
|FEDERATED TOTAL RETURN GOVERNMENT BOND FUND          |  None   |
-----------------------------------------------------------------
|                                                     |         |
-----------------------------------------------------------------
|FEDERATED TOTAL RETURN SERIES, INC.:                 |         |
-----------------------------------------------------------------
|Federated Mortgage Fund                              |  None   |
-----------------------------------------------------------------
|Federated Total Return Bond Fund                     |  None   |
-----------------------------------------------------------------
|Federated Ultrashort Bond Fund                       |  None   |
-----------------------------------------------------------------
|                                                     |         |
-----------------------------------------------------------------
|FEDERATED U.S. GOVERNMENT SECURITIES FUND:  1-3 YEARS|  None   |
-----------------------------------------------------------------
|                                                     |         |
-----------------------------------------------------------------
|FEDERATED U.S. GOVERNMENT SECURITIES FUND:  2-5 YEARS|  None   |
-----------------------------------------------------------------
|                                                     |         |
-----------------------------------------------------------------
|INTERMEDIATE MUNICIPAL TRUST:                        |         |
-----------------------------------------------------------------
|Federated Intermediate Municipal Trust               |  None   |
-----------------------------------------------------------------
|                                                     |         |
-----------------------------------------------------------------
|MONEY MARKET OBLIGATIONS TRUST:                      |         |
-----------------------------------------------------------------
|California Municipal Cash Trust                      |  None   |
-----------------------------------------------------------------
|Florida Municipal Cash Trust                         |  0.25%  |
-----------------------------------------------------------------
|Government Obligations Fund                          |  None   |
-----------------------------------------------------------------
|Government Obligations Tax-Managed Fund              |  None   |
-----------------------------------------------------------------
|Michigan Municipal Cash Trust                        |  None   |
-----------------------------------------------------------------
|Minnesota Municipal Cash Trust                       |  None   |
-----------------------------------------------------------------
|Municipal Obligations Fund                           |  None   |
-----------------------------------------------------------------
|New Jersey Municipal Cash Trust                      |  None   |
-----------------------------------------------------------------
|New York Municipal Cash Trust                        |  None   |
-----------------------------------------------------------------
|Ohio Municipal Cash Trust                            |  None   |
-----------------------------------------------------------------
|Pennsylvania Municipal Cash Trust                    |  None   |
-----------------------------------------------------------------
|Prime Cash Obligations Fund                          |  None   |
-----------------------------------------------------------------
|MULTIPLE CLASS COMPANY                               |12B-1 FEE|
|Series                                               |         |
-----------------------------------------------------------------
|                                                     |         |
-----------------------------------------------------------------
|MONEY MARKET OBLIGATIONS TRUST (CONTINUED)           |         |
-----------------------------------------------------------------
|Prime Management Obligations Fund                    |  None   |
-----------------------------------------------------------------
|Prime Obligations Fund                               |  None   |
-----------------------------------------------------------------
|Prime Value Obligations Fund                         |  None   |
-----------------------------------------------------------------
|Tax-Free Obligations Fund                            |  None   |
-----------------------------------------------------------------
|Treasury Obligations Fund                            |  None   |
-----------------------------------------------------------------
|U.S. Treasury Cash Reserves                          |  None   |
-----------------------------------------------------------------
|Virginia Municipal Cash Trust                        |  None   |
-----------------------------------------------------------------






19